                                                                     EXHIBIT 99d

  EXHIBIT (99)(d) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF JAMES CABLE
             FINANCE CORP. FURNISHED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of James Cable Finance Corp. (the "Company") hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2003                               /s/ Daniel K. Shoemaker
                                                   -----------------------
                                                   Daniel K. Shoemaker
                                                   Treasurer
                                                   (Principal Financial Officer)

The foregoing certification accompanies the filing and is being furnished solely pursuant to 18 U.S.C. Section 1350.